UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

1020 Crews Road, Suite J Matthews, North Carolina	28106
(Address of principal executive offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

PokerTek, Inc. (the “Company”) issued a press release on November 29, 2005, announcing that the underwriter of its initial public offering has purchased 225,000 of the 300,000 shares of the Company’s common stock available under the over-allotment option granted to the underwriter by the Company in connection with the initial public offering. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company issued a press release on November 30, 2005, announcing the installation of the PokerProTM system at four additional casinos. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 29, 2005.

99.2	Press Release dated November 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 1, 2005	POKERTEK, INC.

	By:	/s/ Chris Daniels
Chris Daniels, Chief Financial Officer